Exhibit 99.1

HeartCore Reports Full Year 2023 Results and Provides Strategic Priorities for 2024

NEW YORK and TOKYO, April 8, 2024 (GLOBE NEWSWIRE) – HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or “the Company”), a leading enterprise software and consulting services company based in Tokyo, reported financial results for the fourth quarter and full year ended December 31, 2023 and outlined its strategic priorities for a robust 2024.

Fourth Quarter 2023 and Recent Operational Highlights

●	Full year 2023 revenue of $21.8 million, up 148% compared to full year 2022
●	Strong growth from enterprise software businses
●	Formed Artificial Intelligence (AI) Software Development Division
●	Authorized a dividend payment
●	Signed 13th Go IPO contract and signed 12th Go IPO contract
●	Announced the sale of Go IPO client warrant for $9 million
●	Established HeartCore Luvina Vietnam Co., Ltd. as part of its global sales expansion initiative
●	Signed Toshiba Elevator and Building Systems Corporation to implement its CMS platform
●	Extended partnership with TOPPAN Inc. to jointly promote Dashiwake platform
●	Implemented new function to enhance its flagship HeartCore CMS platform
●	Announced its subsidiary Sigmaways signed binding MOU with Actiquest
●	Announced its subsidiary Sigmaways launched Psyche60s VR experience
●	Announced its subsidiary Sigmaways signed Heart-Tech Health and Coherent Health
●	Launched Dashiwake platform into the U.S. and Japanese markets
●	Awarded 8th consecutive top market share for its CMS platform

Full Year 2023 Financial Results

Revenues increased 147.7% to $21.8 million compared to $8.8 million in the same period last year. The increase was primarily due to an increase in Go IPO consulting service revenues and received warrants from customers, and an increase from customized software development and services as a result of Sigmaways and its subsidiaries.

Gross profit increased 140.7% to $8.1 million from $3.4 million in the same period last year. The increase was primarily due to an increase in Go IPO consulting service revenues and received warrants from customers, and an increase from customized software development and services as a result of Sigmaways and its subsidiaries.

Operating expenses increased to $12.2 million from $10.0 million in the same period last year. The increase was primarily due to increases in general and administrative expenses and research and development expenses, offset by a decrease in selling expenses.

Net loss was about $4.9 million or $(0.21) per diluted share compared to a net loss of $6.7 million or $(0.37) per diluted share, in the same period last year.

As of December 31, 2023, the Company had cash and cash equivalents of $1.0 million compared to $7.2 million in December 31, 2022.

Management Commentary

“Over the past year, our operational footprint has extended beyond Japan into the dynamic U.S. markets, marked by the strategic acquisition of Sigmaways and the partnership with Sabatini Global’s sales and marketing team,” said CEO Sumitaka Kanno Yamamoto. “These pivotal moves have significantly bolstered and diversified our enterprise software business’ revenue streams and reduced our reliance solely on sales from Japan, a trend we have carried into 2024. Nonetheless, we have sustained our dominance and have achieved top market share status for the CMS platform segment in Japan for the 8th consecutive year. Despite challenges such as the ongoing depreciation of the yen against the dollar, we have consistently experienced year-over-year top-line growth since becoming a publicly traded company.

“On the Go IPO front, we have signed and engaged with 10 new clients, with additional companies in the pipeline, showcasing the robust demand among Japanese companies seeking listings on major U.S. exchanges. While macro-economic factors presented some uncontrollable hurdles for our clients, which resulted in a limited revenue influx for us this year, the recent sale of a $9 million warrant underscores the revenue-generating potential of our consulting business. As we navigate through these challenging market conditions, we remain committed to supporting our valued clients through the listing process with our white glove approach.”

Full Year 2024 Strategic Priorities

●	Maintain improved cost structure from synergies with the recently established HeartCore Luvina Vietnam, a high-quality and low-cost IT outsourcing provider
●	Capitalize on strong organic growth opportunities within the enterprise software business through newly established Artificial Intelligence Software Division
●	Expand upon the Go IPO business with the U.S. IPO markets expected to improve in 2024
●	Sustain market share as the number one CMS provider in Japan while fueling global expansion

Full Year 2024 Outlook

In anticipation of a robust 2024, HeartCore is poised to capitalize on its strong momentum within the enterprise software sector. The recently established HeartCore Luvina Vietnam joint venture and its low-cost, high-quality IT outsourcing capabilities is primed to contribute to the financial resiliency of the Company. With access to 850 talented software engineers, this joint venture is expected to significantly elevate the Company’s global sales expansion efforts. Additionally, the AI software division is positioned to unlock a fresh revenue stream within the U.S. and Japanese markets, with opportunities to upsell other HeartCore software. As part of its growth strategy, HeartCore remains vigilant for synergistic M&A opportunities that seamlessly complement the expanding software business.

Successful client listings through the Go IPO business have proven to be a lucrative venture, with the first quarter of 2023 witnessing two successful listings yielding over $5 million in revenue alone. More recently, the Company sold a Go IPO client warrant totaling $9 million in revenue, scheduled to materialize in the first quarter of 2024. Despite a sluggish IPO market in 2023, market sentiment is now shifting toward a more favorable outlook for 2024. With 10 companies currently in the Go IPO pipeline, HeartCore continues to actively expand its reach in the Japanese markets to bolster its pipeline. Though projections and timing of listings remains uncertain due to lingering market uncertainties, HeartCore remains optimistic about the continued financial potential and benefits of its Go IPO business throughout 2024.

“We find ourselves amidst a transformative phase,” added Yamamoto. “The outset of 2024 demonstrates significant promise, bolstered by a resilient balance sheet derived from our two-pronged business model and ongoing global expansion of the HeartCore brand. Our adept cash management strategies have led us to authorize our inaugural dividend payment, with plans for additional quarterly payments, contingent upon macro-economic factors and the financial standing of the Company. Building upon the growth momentum seen this past year, we eagerly anticipate sharing strong first-quarter results ahead.”

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading enterprise software and consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. HeartCore’s GO IPOSM consulting services helps Japanese-based companies go public in the U.S. Additional information about the Company’s products and services is available at and https://heartcore-enterprises.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gateway-grp.com

(949) 574-3860

HEARTCORE ENTERPRISES, INC.

CONSOLIDATED BALANCE SHEETS

	December 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$1,012,479	$7,177,326
Accounts receivable	2,623,682	551,064
Investments in marketable securities	642,348	-
Investment in equity securities	300,000	-
Prepaid expenses	536,865	538,230
Current portion of long-term note receivable	100,000	-
Due from related party	44,758	48,447
Other current assets	234,761	220,070
Total current assets	5,494,893	8,535,137

Non-current assets:
Property and equipment, net	763,730	203,627
Operating lease right-of-use assets	2,467,889	2,644,957
Intangible asset, net	4,515,625	-
Goodwill	3,276,441	-
Long-term investment in warrants	2,004,308	-
Long-term note receivable	200,000	-
Deferred tax assets	369,436	263,339
Security deposits	348,428	244,395
Long-term loan receivable from related party	182,946	246,472
Other non-current assets	71	661
Total non-current assets	14,128,874	3,603,451

Total assets	$19,623,767	$12,138,588

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$1,757,038	$497,742
Accrued payroll and other employee costs	723,305	360,222
Due to related party	1,476	402
Short-term debt	135,937	-
Current portion of long-term debts	371,783	697,877
Factoring liability	562,767	-
Operating lease liabilities, current	396,535	291,863
Finance lease liabilities, current	17,445	19,294
Income tax payables	162,689	2,747
Deferred revenue	2,166,175	1,724,519
Other current liabilities	216,405	53,027
Total current liabilities	6,511,555	3,647,693

Non-current liabilities:
Long-term debts	1,770,352	1,123,735
Operating lease liabilities, non-current	2,135,160	2,421,054
Finance lease liabilities, non-current	66,779	459
Deferred tax liabilities	1,264,375	-
Other non-current liabilities	208,732	138,018
Total non-current liabilities	5,445,398	3,683,266

Total liabilities	11,956,953	7,330,959

Shareholders’ equity:
Preferred shares ($0.0001 par value, 20,000,000 shares authorized, no shares issued and outstanding as of December 31, 2023 and 2022, respectively)	-	-
Common shares ($0.0001 par value, 200,000,000 shares authorized; 20,842,690 and 17,649,886 shares issued and outstanding as of December 31, 2023 and 2022, respectively)	2,083	1,764
Additional paid-in capital	19,594,801	15,014,607
Accumulated deficit	(14,763,469)	(10,573,579)
Accumulated other comprehensive income	331,881	364,837
Total HeartCore Enterprises, Inc. shareholders’ equity	5,165,296	4,807,629
Non-controlling interest	2,501,518	-
Total shareholders’ equity	7,666,814	4,807,629

Total liabilities and shareholders’ equity	$19,623,767	$12,138,588

HEARTCORE ENTERPRISES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the Years Ended December 31,
	2023	2022
Revenues	$21,845,830	$8,818,312

Cost of revenues	13,778,416	5,467,017

Gross profit	8,067,414	3,351,295

Operating expenses:
Selling expenses	1,516,247	2,826,615
General and administrative expenses	9,651,381	6,579,734
Research and development expenses	1,019,141	641,025

Total operating expenses	12,186,769	10,047,374

Loss from operations	(4,119,355)	(6,696,079)

Other income (expenses):
Changes in fair value of investments in marketable securities	(615,520)	-
Changes in fair value of investments in warrants	(501,445)	-
Interest income	70,624	66,963
Interest expenses	(162,968)	(41,800)
Government grants	76,612	-
Other income	366,283	57,268
Other expenses	(124,595)	(69,736)
Total other income (expenses)	(891,009)	12,695

Loss before income tax provision	(5,010,364)	(6,683,384)

Income tax benefit	(133,664)	(5,918)

Net loss	(4,876,700)	(6,677,466)

Less: net loss attributable to non-controlling interest	(686,810)	-

Net loss attributable to HeartCore Enterprises, Inc.	$(4,189,890)	$(6,677,466)

Other comprehensive income (loss):
Foreign currency translation adjustment	(34,628)	380,009

Total comprehensive loss	(4,911,328)	(6,297,457)
Less: comprehensive loss attributable to non-controlling interest	(688,482)	-
Comprehensive loss attributable to HeartCore Enterprises, Inc.	$(4,222,846)	$(6,297,457)

Net loss per common share attributable to HeartCore Enterprises, Inc.
Basic	$(0.21)	$(0.37)
Diluted	$(0.21)	$(0.37)
Weighted average common shares outstanding
Basic	20,404,642	17,922,585
Diluted	20,404,642	17,922,585

HEARTCORE ENTERPRISES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(4,876,700)	$(6,677,466)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expenses	683,019	83,333
Gain on disposal of property and equipment	(4,514)	-
Amortization of debt issuance costs	3,733	4,546
Non-cash lease expense	346,070	273,836
Loss on termination of lease	76	-
Deferred income taxes	(291,596)	(1,610)
Stock-based compensation	1,430,513	1,519,743
Warrants received as noncash consideration	(3,763,621)	-
Changes in fair value of investments in marketable securities	615,520	-
Changes in fair value of investments in warrants	501,445	-

Changes in assets and liabilities:
Accounts receivable	(338,312)	296,835
Prepaid expenses	359,310	62,195
Other assets	(133,550)	(201,226)
Accounts payable and accrued expenses	532,790	(70,525)
Accrued payroll and other employee costs	152,101	149,617
Due to related party	1,123	(575)
Operating lease liabilities	(327,877)	(283,921)
Finance lease liabilities	-	(440)
Income tax payables	162,045	(6,915)
Deferred revenue	553,130	239,129
Other liabilities	64,086	(195,103)

Net cash flows used in operating activities	(4,331,209)	(4,808,547)

Cash flows from investing activities:
Purchases of property and equipment	(526,260)	(57,071)
Proceeds from disposal of property and equipment	24,814	-
Advances on notes receivable	(600,000)	-
Repayment of loan provided to related party	45,404	44,871
Payment for acquisition of subsidiary, net of cash acquired	(724,910)	-

Net cash flows used in investing activities	(1,780,952)	(12,200)

Cash flows from financing activities:
Proceeds from initial public offering, net of issuance cost	-	13,602,554
Proceeds from issuance of common shares prior to initial public offering	-	220,572
Repurchase of common shares	-	(3,500,000)
Payments for finance leases	(22,422)	(34,465)
Proceeds from short-term and long-term debts	710,107	258,087
Repayment of long-term debts	(711,395)	(810,750)
Repayment of insurance premium financing	(389,035)	(388,538)
Net proceeds from factoring arrangement	562,767	-
Payments for debt issuance costs	(13,828)	(1,630)
Payment for mandatorily redeemable financial interest	-	(430,489)

Net cash flows provided by financing activities	136,194	8,915,341

Effect of exchange rate changes	(188,880)	(54,107)

Net change in cash and cash equivalents	(6,164,847)	4,040,487

Cash and cash equivalents - beginning of the year	7,177,326	3,136,839

Cash and cash equivalents - end of the year	$1,012,479	$7,177,326

Supplemental cash flow disclosure:
Interest paid	$85,634	$41,848
Income taxes paid	$91,707	$3,013

Non-cash investing and financing transactions:
Payroll withheld as repayment of loan receivable from employees	$-	$12,034
Share repurchase liability settled by issuance of common shares	$-	$16
Deferred offering costs recognized against the proceeds from the offering	$-	$178,847
Insurance premium financing	$389,035	$388,538
Common shares issued for acquisition of subsidiary	$3,150,000	$-
Investments in warrants converted to marketable securities	$1,257,868	$-
Finance lease right-of-use asset obtained in exchange for finance lease liability	$93,217	$-
Operating lease right-of-use asset obtained in exchange for operating lease liability	$317,040	$-
Remeasurement of operating lease liability and right-of-use asset due to lease modification	$30,186	$-
Note receivable converted to investment in equity securities	$300,000	$-